                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:          February 20, 2013

Issuer Name and Ticker or Trading Symbol:   TRW Automotive Holdings Corp. (TRW)

Designated Filer:                           Automotive Investors L.L.C.

Other Joint Filers:                         Blackstone Management Associates IV
                                            L.L.C., Blackstone Capital Partners
                                            IV-A L.P., Blackstone Family
                                            Investment Partnership IV-A L.P.,
                                            Blackstone Capital Partners IV L.P.,
                                            Blackstone Automotive Co-Invest
                                            Capital Partners L.P., Blackstone
                                            Holdings III L.P., Blackstone
                                            Holdings III GP L.L.C., The
                                            Blackstone Group L.P., Blackstone
                                            Group Management L.L.C. and Mr.
                                            Stephen A. Schwarzman

Addresses:                                  The principal business address of
                                            each of the Joint Filers above is
                                            c/o The Blackstone Group L.P., 345
                                            Park Avenue, New York, New York
                                            10154

Signatures:

                                            Automotive Investors L.L.C.

                                            By:   /s/ John G. Finley
                                                  --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Management Associates IV
                                            L.L.C.

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Capital Partners IV-A L.P.

                                            By: Blackstone Management Associates
                                            IV L.L.C., its General Partner

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Capital Partners IV L.P.

                                            By: Blackstone Management Associates
                                            IV L.L.C., its General Partner

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Automotive Co-Invest
                                            Capital Partners L.P.

                                            By: Blackstone Management Associates
                                            IV L.L.C., its General Partner

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Family Investment
                                            Partnership IV-A L.P.

                                            By: Blackstone Management Associates
                                            IV L.L.C., its General Partner

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Holdings III L.P.

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Holdings III GP L.L.C.

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Group L.P.

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                            Blackstone Group Management L.L.C.

                                            By:    /s/ John G. Finley
                                                   --------------------------
                                            Name:  John G. Finley
                                            Title: Authorized Person

                                                   /s/ Stephen A. Schwarzman
                                                   -----------------------------
                                                   Stephen A. Schwarzman